                                                                    Exhibit 10.3

                                 PROMISSORY NOTE

     FOR VALUE RECEIVED, on December 31, 2006 (the "Maturity Date"), ENCLAVES OF
GRAND OAKS LLC, a South  Carolina  limited  liability  company  having a mailing address at c/o Enclaves  Group,  Inc.,  45 Knollwood  Road,  Elmsford,  NY 10523
(hereinafter called "Borrower")  promises to pay to the order of SOVEREIGN BANK,
(hereinafter  called  "Lender") at its offices at 1010 Farmington  Avenue,  West
Hartford,  Connecticut  06107 or at such other  place as the holder of this note may from time to time  designate in writing,  the  principal sum of FOUR MILLION
SIX HUNDRED FIFTEEN  THOUSAND  DOLLARS  ($4,615,000.00),  in lawful money of the
United  States with  interest at the rate or rates set forth below,  until fully paid.  Borrower  further  agrees to pay all taxes  levied or assessed  upon said principal  sum  against  any  holder  of  this  Note  and all  costs,  including reasonable  attorneys' fees incurred in the collection,  defense,  preservation, enforcement or protection of this Note or any guaranty hereof in the foreclosure of any mortgage or security  interest  now or hereafter  securing the same or in any proceedings to otherwise enforce or protect this Note or any guaranty hereof or any security  therefor.  Interest on this Note shall be computed on the basis of a year of three hundred sixty (360) days and actual days elapsed.

     (1)  INTEREST RATE/PAYMENTS.

          (a)  INTEREST  RATES,  PAYMENT  OF  INTEREST.  So long as no  Event of
Default  (hereafter  defined)  has  occurred  and  subject to the terms  hereof, principal outstanding hereunder shall bear interest at a rate per annum equal to the LIBOR Rate (as hereinafter defined) plus two hundred twenty-five (225) basis points for Interest Periods of thirty (30) days (herein the "LIBOR Based Rate").
Interest on all amounts outstanding at the LIBOR Based Rate shall be payable, in arrears,  on the first Banking Day following  the  expiration of the  applicable
Interest  Period,  commencing  January 9, 2006 through the Maturity Date, as the same may be extended as provided herein.

          (b)  So long as no Event of Default (hereafter  defined) has occurred,
Borrower shall have the option of extending the loan for an additional period of twelve (12) months from the Maturity  Date. If Borrower  exercises  such option,
Borrower  agrees to pay a fee of one-half  percent  (0.50%) of the amount of the
Loan then outstanding.  If Borrower elects to exercise such extension option, it shall give Lender written notice via certified mail, return receipt requested at the  address  set forth  above,  to the  attention  of the  Lender's  Commercial
Mortgage Group not later than December 1, 2006 of such  election,  time being of the  essence  with  respect to such  notice,  such notice to be  accompanied  by payment of said fee.  If said fee is not paid by said date,  then the  extension notice shall not be deemed effective.

     (2)  INTEREST  PERIODS.  Each Interest Period shall commence on the Banking
Day  designated by Borrower on the terms hereof and shall end on the last day of the  Interest  Period;  PROVIDED  HOWEVER:  (i) any  Interest  Period that would otherwise  end on a day which is not a Banking Day shall be extended to the next
Banking Day unless such extension would carry such Interest Period into the next month, in which event such Interest shall end on the preceding Banking Day; (ii)

any Interest  Period that begins on the last Banking Day of a calendar month (or on a date for which there is no  numerically  corresponding  day in the calendar month during which such Interest Period is to end), shall (subject to clause (i)
above)  end on the last  Banking  Day of such  calendar  month;  and  (iii)  any
Interest Period that would  otherwise  extend beyond the Maturity Date shall end on the Maturity Date.

     (3)  END OF INTEREST PERIOD.  At the end of each Interest Period the Lender will extend the applicable  Interest  Period for an additional  30-day  Interest
Period.

     (4)  AUTOMATIC PAYMENT.  Borrower hereby authorizes Lender to automatically deduct from  Borrower's  deposit  account with the Lender the amount of any loan payment ("Automatic Payments").  If the funds in the account are insufficient to cover any payment,  Lender shall not be obligated to advance  funds to cover the payment.  At any time and for any  reason,  Borrower  or Lender may  voluntarily terminate Automatic  Payments.  The Lender shall record on the books and records of the Lender an appropriate  notation  evidencing  each repayment on account of the  principal  hereof  and the  amount  of  interest  paid;  and  the  Borrower authorizes the Lender to maintain such records or make such notations and agrees that the amount shown on the books and records as outstanding  from time to time shall  constitute the amount owing to the Lender  pursuant to this Note,  absent manifest error.

     (5)  SWAP  AGREEMENT.  Borrower  may enter into a SWAP  agreement  or other similar  agreement or arrangement  with Lender or its affiliates with respect to amounts  bearing  interest  at the  LIBOR  Based  Rate (any  such  agreement  or arrangement shall be in form and substance reasonably satisfactory to Lender) in order to hedge or  minimize  risk with  respect to the  fluctuation  of interest rates.  The SWAP  Agreement  shall be for the  remaining  term of this  Note and shall, at all times,  be in a notional amount  sufficient to cover all principal amounts  outstanding from time to time under the loan evidenced by this Note. If the SWAP  Agreement  shall  expire  prior to the  Maturity  Date and  leave  any principal of the loan  evidenced by this Note uncovered  thereby,  or if for any other reason any principal  portion of the loan  evidenced by this Note shall be uncovered by the SWAP Agreement,  such uncovered amount shall be immediately due and payable.

     (6)  DEFAULT  RATE.  To the extent  allowed by  applicable  law,  after the occurrence of any Event of Default,  after maturity or after  judgement has been rendered on this Note,  Borrower's  right to select pricing  options shall cease
(if applicable)  and all  outstanding  principal and unpaid interest shall bear, until paid,  interest at a rate per annum equal to five (5%)  percentage  points greater than that which would  otherwise be  applicable  (the  "Default  Rate").
Where Borrower would,  but for the application of the preceding  sentence,  have had the right to elect among  interest  rate options,  the "Default  Rate" shall mean the Variable Rate PLUS five (5%) percentage points.

     (7)  LATE CHARGE. If a regularly  scheduled payment is fifteen (15) days or more  late,  Borrower  will be  charged  5.000%  of the  unpaid  portion  of the regularly  scheduled payment or $10.00,  whichever is greater. If Lender demands payment of this Loan,  and  Borrower  does not pay the Loan within  fifteen (15)
days after Lender's demand, Borrower will be charged either 5.000% of the unpaid principal plus accrued unpaid interest or $10.00, whichever is greater.

                                      -2-

     (8)  EXPENSES. Borrower further promises to pay to the Lender, as incurred, and as an additional part of the unpaid principal balance,  all costs,  expenses and reasonable  attorneys'  fees incurred (i) in the  protection,  modification, collection,  defense or  enforcement of all or part of this Note or any guaranty hereof,  or (ii) in the  foreclosure  or enforcement of any mortgage or security interest  which may now or  hereafter  secure  either the debt  hereunder or any guaranty thereof, or (iii) with respect to any action taken to protect,  defend, modify or sustain the lien of any such mortgage or security  agreement,  or (iv)
with respect to any  litigation or  controversy  arising from or connected  with this Note or any mortgage or security  agreement or collateral  which may now or hereafter  secure this Note,  or (v) with respect to any act to protect  defend, modify,  enforce or release  any of its rights or  remedies  with  regard to, or otherwise  effect  collection of, any collateral  which may now or in the future secure  this  Note  or with  regard  to or  against  Borrower  or any  endorser, guarantor or surety of this Note.

     (9)  BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR. In the event that the Lender shall have determined that by reason of circumstances  affecting the interbank Eurodollar market,  adequate and reasonable means do not exist for determining  the LIBOR Rate, or Eurodollar  deposits in the relevant  amount and for the  relevant  maturity  are not  available  to the Lender in the  interbank
Eurodollar  market,  the Lender  shall give the Borrower  prompt  notice of such determination. If such notice is given, then any amount outstanding at the LIBOR
Based Rate shall be  converted  to the Prime Rate on the last Banking Day of the then  current  Interest  Period  for such  amount.  Until  such  notice has been withdrawn,  the Lender shall have no obligation to maintain amounts  outstanding at the LIBOR Based Rate and the Borrower shall not have the right to convert any amounts to the LIBOR Based Rate. Thereafter, interest at the Prime Rate shall be payable in arrears, on the first day of each month.

     (10) ILLEGALITY OF LIBOR RATE.  Notwithstanding any other provision of this
Note, if, after the date of this Note, any applicable law, treaty, regulation or directive,  or any  change  therein  or in  the  interpretation  or  application thereof,  shall make it unlawful  for the Lender to  maintain  any amount at the
LIBOR Based Rate, the  obligation of the Lender  hereunder to maintain such rate shall  forthwith  be  suspended  for the  duration  of such  illegality  and the
Borrower  shall,  if any such  amount is  outstanding  at the LIBOR  Based  Rate promptly,  upon  request  from the Lender,  prepay such  advance or convert such amount to the Prime Rate.  If any such  payment is made on a day that is not the last Banking Day of the then current Interest Period  applicable to such amount, the  Borrower  shall pay the  Lender,  upon the  Lender's  request,  any  amount required under Section 12 of this Note.

     (11) DEFINITIONS.

          (a)  "Banking  Day" shall mean with  respect to LIBOR Based Rate,  any day on which commercial lenders are open for international  business  (including dealings in U.S. Dollar ($) deposits in London,  England and the Governing State
(a "London  Banking Day") and; with respect to Variable Rate, any day other than a day on which  commercial  lenders  in the  Governing  State  are  required  or permitted by law to close.

          (b)  "Governing State" shall mean the state where Lender's offices are located as set forth in the first paragraph of this Note.

                                      -3-

          (c)  "Interest  Period"  with respect to any amount at the LIBOR Based
Rate shall mean a thirty (30) day period.

          (d)  "LIBOR  Based Rate" shall have the meaning set forth in paragraph
1(b) hereof.

          (e)  "LIBOR  Rate" shall mean as  applicable  to any  Interest  Period applicable  thereto,  (i) a rate per annum (rounded upward if necessary,  to the nearest 1/32 of one percent)  equal to the composite  London  Interbank  Offered
Rate which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two (2) London Banking Days preceding the first day of such Interest
Period (or if not reported  thereon,  then as  determined by Lender from another recognized  source or  interbank  quotation)  DIVIDED BY (ii) a fraction (A) the numerator of which is one and (B) the denominator of which is the average of the daily rates (expressed as a decimal) of maximum reserve  requirements which are, at any time,  rates  (expressed  as a decimal) of maximum  reserve  requirements which are, at any time,  applicable  during  such  Interest  Period  (including,
without  limitation,  basic,  supplemental,   special,  marginal  and  emergency
reserves)  under any regulation of the Board of Governors of the Federal Reserve
System or other banking authority,  domestic or foreign,  as now or hereafter in
effect,   prescribed  for  eurocurrency   funding  (currently   referred  to  as
Eurocurrency  Liabilities  in  Regulation  D of such  Board) to which the Lender
(including any branch,  affiliate or other fronting office,  making or holding a loan that accrues  interest at a rate which refers to LIBOR) is subject,  as now or hereinafter in effect.

          (f)  "Loan Documents" shall mean any and all agreements,  instruments, documents, security agreements, mortgages, financing statements, and supplements thereto and  relating to the Loan,  or entered  into between the Borrower or any guarantor in favor of, or with, the Lender, at any time, for any purpose.

          (g)  "Maturity  Date"  shall have the  meaning  set forth in the first paragraph of this Note,  as the same may be extended  under  Paragraph  1(a)(ii)
hereof.

          (h)  "Obligations" shall mean all loans, advances, debts, liabilities, obligations,  covenants  and duties owing by the Borrower to the Lender of every kind and description  (whether or not evidenced by any note or other  instrument and whether or not for the payment of money),  direct or  indirect,  absolute or contingent,  due or to become due, now existing or hereafter arising, whether or not such  obligations are related to the transaction  described in this Note, by class, or kind, or whether or not contemplated by the parties at the time of the granting of this security interest,  including without limitation, all interest, fees,  charges,  expenses  and  attorneys'  fees  chargeable  to the Borrower or incurred  by the  Lender  in  connection  with the  Borrower's  account  whether provided for herein or in any Loan Document.

          (i)  The term  "Prime  Rate"  means the  variable  per  annum  rate of interest so  designated  from time to time by the Lender as its prime rate.  The
Prime Rate is a reference rate and does not necessarily  represent the lowest or best rate being charged to any customer.  The rate of interest  hereunder  shall change  simultaneously  and  automatically,  without  further  notice,  upon the
Lender's  determination and designation from time to time of the Prime Rate. The

                                      -4-

Lender's determination and designation from time to time of the Prime Rate shall not in any way preclude the Lender from making loans to other borrowers at rates that are higher or lower than or different from the referenced rate.

     (12)      OPTIONAL PREPAYMENT.

          (a)  The  Borrower  has the  right to pay  before  due any part of the unpaid balance bearing interest at the Prime Rate without penalty or premium.

          (b)  At its option and upon written notice to Lender, the Borrower may prepay any amount  bearing  interest at the LIBOR Based Rate in whole or in part from time to time without  premium or penalty but with  accrued  interest on the principal being prepaid to the date of such repayment  provided that such amount may only be prepaid on the last Banking Day of the then current  Interest Period with respect thereto.

          (c)  In the event that any prepayment of an amount bearing interest at the LIBOR  Based Rate is  required  or  permitted  on a date other than the last
Banking Day of the then current Interest Period with respect  thereto,  Borrower shall have the right at any time and from time to time to prepay  such amount in whole (but not in part) if no Event of Default  exists and Borrower shall pay to
Lender a Yield  Maintenance  Fee in an amount  computed as follows:  The current rate for United States Treasury securities (bills on a discounted basis shall be converted  to a bond  equivalent)  with a maturity  date closest to the maturity date of the  term  chosen  pursuant  to the  Interest  Period  as to  which  the prepayment  is made,  shall be  subtracted  from the LIBOR Rate in effect at the time of prepayment.  If the result is zero or a negative number,  there shall be no Yield Maintenance Fee. If the result is a positive number, then the resulting percentage  shall be  multiplied  by the amount of the  principal  balance being prepaid.  The  resulting  amount shall be divided by 360 and  multiplied  by the number of days remaining in the term chosen  pursuant to the Interest  Period as to which the  prepayment is made.  Said amount shall be reduced to present value calculated  by using the number of days  remaining  in the  designated  term and using the  above-referenced  United States Treasury security rate and the number of days remaining in the designated  term chosen pursuant to the Interest Period as to which the  prepayment  is made.  The  resulting  amount shall be the Yield
Maintenance Fee due to Lender upon prepayment of the principal  bearing interest at a LIBOR Based Rate.

     If by reason of any Event of Default  Lender  elects to declare the Loan to be immediately due and payable,  then any Yield  Maintenance Fee with respect to the Loan shall become due and payable in the same manner as though  Borrower had exercised such right of prepayment.  Borrower  recognizes that Lender will incur
substantial   additional  costs  and  expenses   including  loss  of  yield  and
anticipated  profitability in the event of a prepayment of the Loan and that the
Yield Maintenance Fee compensates  Lender for such costs and expenses.  Borrower acknowledges  that the Yield  Maintenance Fee is bargained for consideration and not a penalty.

          (d)  All such  prepayment  amounts  shall be applied first to fees and expenses then due hereunder,  then to interest on the unpaid  principal  balance accrued to the date of  prepayment  and last to the  principal  balance then due hereunder.

                                      -5-

     (13) DEFAULT.  The happening of any of the  following  events or conditions shall constitute an "Event of Default" under this Note:

     1.   Failure to make any  payment of  principal  or interest or any sum due under this Note when the same shall be due and payable; or

     2.   Default  by  the  Borrower  in  the  payment  or  performance  of  any obligation on its part to be paid or  performed,  or breached by the Borrower of any  representation,  warranty,  term,  covenant  or  condition  of or under any agreements between the Lender and the Borrower  including,  without  limitation, any default or Event of Default under that certain Loan Agreement  dated of even date herewith, as the same may be amended, modified,  extended or restated or in any Loan Document.

     Upon and after an Event of Default,  the whole of said  indebtedness,  both principal and interest,  and including any other sums which may become due under this Note, shall, at the option of the holder of this Note,  immediately  become due and payable without  presentment,  demand,  protest,  notice of protest,  or other notice of dishonor of any kind, all of which are hereby  expressly  waived by the Borrower.

     (14) WAIVERS, CONSENT TO JURISDICTION. The Borrower agrees that no delay or failure on the part of the holder in exercising  any power,  privilege,  remedy, option or right  hereunder  shall  operate  as a waiver  thereof or of any other power,  privilege,  remedy or right; nor shall any single or partial exercise of any power,  privilege,  remedy,  option or right hereunder preclude any other or future exercise thereof or the exercise of any other power,  privilege,  remedy, option or right. The rights and remedies  expressed  herein are cumulative,  and may be enforced successively, alternately, or concurrently and are not exclusive of any rights or remedies  which  holder may or would  otherwise  have under the provisions of all  applicable  laws,  and under the provisions of all agreements between the Borrower and the Lender.

     The Borrower hereby waives  presentment,  demand,  notice,  protest and all
other  demands  and  notices  in  connection  with  the  delivery,   acceptance,
performance, default or enforcement of this Note. The Borrower hereby assents to any extension or postponement of the time of payment or any other indulgence, to the addition or release of any party or person primarily or secondarily  liable, and to the addition,  release and/or  substitution  of all or any portion of any collateral now or hereafter securing this Note.

     Borrower  shall  not be  obligated  to pay and  Lender  shall  not  collect interest at a rate higher than the maximum  permitted by law or the maximum that will not subject Lender to any civil or criminal  penalties.  If, because of the acceleration of maturity the payment of interest in advance or any other reason,
Borrower is required, under the provisions of any Loan Document or otherwise, to pay  interest  at a rate in excess of such  maximum  rate,  the rate of interest under such provisions  shall  immediately and  automatically  be reduced to such maximum  rate and any  payment  made in excess  of such  maximum  rate  shall be applied to principal  outstanding  hereunder or, if required by applicable  law, shall be returned to Borrower.

                                      -6-

     Lender shall have the unrestricted  right at any time or from time to time, and without Borrower's consent, to sell, assign, endorse, or transfer all or any portion of its rights and obligations  hereunder to one or more Lenders or other entities (each an  "Assignee"),  and Borrower  agrees that it shall execute,  or cause to be executed such documents including without limitation,  amendments to this Agreement and to any other documents,  instruments and agreements  executed in connection  herewith as Lender shall deem  necessary to effect the foregoing.
In  addition,  at the request of Lender and any such  Assignee,  Borrower  shall issue one or more new promissory notes, as applicable, to any such Assignee and, if Lender has retained  any of its rights and  obligations  hereunder  following such  assignment,  to  Lender,  which new  promissory  notes  shall be issued in replacement  of, but not in discharge  of, the  liability  evidenced by the note held by Lender  prior to such  assignment  and shall  reflect  the amount of the respective  commitments  and loans held by such Assignee and Lender after giving effect to such  assignment.  Upon the  execution  and  delivery  of  appropriate assignment  documentation,  amendments and any other  documentation  required by
Lender in connection  with such  assignment,  and the payment by Assignee of the purchase price agreed to by Lender and such  Assignee,  such Assignee shall be a party to this  Agreement  and shall have all of the rights  and  obligations  of
Lender hereunder (and under any and all other guaranties, documents, instruments and agreements  executed in connection  herewith) to the extent that such rights and  obligations  have  been  assigned  by  Lender  pursuant  to the  assignment documentation between Lender and Assignee, and Lender shall be released from its obligation hereunder and thereunder to a corresponding extent.

     Lender shall have the unrestricted right at any time and from time to time, and  without  the  consent  of or  notice  to  Borrower  to grant to one or more institutions or other persons (each a "Participant")  participating interests in
Lender's  obligations to lend  hereunder  and/or any or all of the loans held by
Lender  hereunder.  In the event of any such grant by Lender of a  participating interest to a Participant,  whether or not upon notice to Borrower, Lender shall remain responsible for the performance of its obligations hereunder and Borrower shall  continue  to deal solely and  directly  with  Lender in  connection  with
Lender's rights and obligations hereunder.  Lender shall furnish any information concerning  Borrower  in its  possession  from  time to time to any  prospective assignees  and  Participants,  provided  that  Lender  shall  require  any  such prospective  assignee or  Participant  to maintain the  confidentiality  of such information.

     Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other security document(s) which is not of public record and, in the case of any such loss,  theft,  destruction  or mutilation,  upon surrender and cancellation of such Note or other  document(s), the  Borrower  will  issue,  in  lieu  thereof,  a  replacement  Note  or  other document(s) in the same principal amount thereof and otherwise of like tenor.

     Lender may at any time  pledge,  endorse,  assign,  or transfer  all or any portion of its rights  under the Loan  Documents  including  any portion of this
Note to any of the twelve (12) Federal  Reserve Banks  organized under Section 4 of the Federal Reserve Act 12 U.S.C.  Section 341. No such pledge or enforcement thereof  shall  release  Lender  from  its  obligations  under  any of the  Loan
Documents.

                                      -7-

     Borrower hereby grants to Lender a lien,  security  interest and a right of setoff as security for all of the  Obligations,  upon and against all  deposits, credits,  collateral and property, now or hereafter in the possession,  custody, safekeeping  or control of Lender or any entity under the control of Lender,  or in transit to any of them. At any time, without demand or notice, Lender may set off the  same or any  part  thereof  and  apply  the  same to any  liability  or obligation of Borrower even though  unmatured and  regardless of the adequacy of any other  collateral  securing the  Obligations.  ANY AND ALL RIGHTS TO REQUIRE
LENDER TO EXERCISE ITS RIGHTS OR REMEDIES  WITH RESPECT TO ANY OTHER  COLLATERAL
WHICH  SECURES THE  OBLIGATIONS,  PRIOR TO  EXERCISING  ITS RIGHT OF SETOFF WITH
RESPECT TO SUCH DEPOSITS,  CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY
KNOWINGLY,  VOLUNTARILY AND IRREVOCABLY WAIVED.  Lender shall not be required to marshal any present or future security for, or guarantees of, the Obligations or to resort to any such  security or  guarantee  in any  particular  order and the
Borrower  waives to the fullest  extent that it lawfully  can,  (a) any right it might  have to  require  the  Lender  to pursue  any  particular  remedy  before proceeding  against the Lender and (b) any right to the benefit of, or to direct the application of the proceeds of any collateral until the Obligations are paid in full.

     Borrower  hereby waives such rights as it may have to notice and/or hearing under any applicable  federal or state laws pertaining to the exercise by Lender of such rights as the Lender may have  regarding  the right to seek  prejudgment remedies  and/or  deprive  Borrower or any  Guarantor of or affect the use of or possession or enjoyment of Borrower's property prior to the rendition of a final judgment against the Borrower. The Borrower further waives any right it may have to require Lender to provide a bond or other security as a precondition to or in connection  with any  prejudgment  remedy  sought  by  Lender,  and  waives  any objection  to the  issuance of such  prejudgment  remedy  based on any  offsets, claims, defenses or counterclaims to any action brought by the Lender.

     BORROWER   AND  LENDER   MUTUALLY   HEREBY   KNOWINGLY,   VOLUNTARILY   AND
INTENTIONALLY  WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM  BASED
HEREON,  ARISING  OUT OF,  UNDER  OR IN  CONNECTION  WITH  THIS  NOTE,  THE LOAN
AGREEMENT OR ANY OTHER LOAN  DOCUMENTS  EXECUTED IN  CONNECTION  HEREWITH OR ANY
COURSE OF CONDUCT, COURSE OF DEALING,  STATEMENTS (WHETHER VERBAL OR WRITTEN) OR
ACTIONS OF ANY PARTY. THIS WAIVER  CONSTITUTES A MATERIAL  INDUCEMENT FOR LENDER
TO MAKE THE LOAN AND ACCEPT THIS AGREEMENT.

     Borrower hereby agrees that the following courts:

     State Court - Any state or local court of the Governing State

     Federal  Court - United  States  District  Court  for the  District  of the
Governing State

or at the option of Lender,  any court in which Lender shall  initiate  legal or equitable  proceedings and which has subject matter jurisdiction over the matter in  controversy,  shall have  exclusive  jurisdiction  to hear and determine any

                                      -8-

claims or disputes between Borrower and Lender pertaining directly or indirectly to this  Agreement or to any matter arising in connection  with this  Agreement.
Borrower  expressly  submits and consents in advance to such jurisdiction in any action or proceeding  commenced in such courts,  hereby waiving personal service of the summons and  complaint,  or other process or papers issued  therein,  and agreeing that service of such summons and complaint, or other process or papers, may be made by registered or certified mail addressed to Borrower at the address set  forth  herein.  Should  Borrower  fail to appear  or  answer  any  summons, complaint, process or papers so served within thirty (30) days after the mailing thereof,  it shall be deemed in  default  and an order  and/or  judgment  may be entered against it as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any  action  under  this  Agreement  to  enforce  the  same  in any  appropriate jurisdiction.

     This Note shall be governed by and construed in accordance with the laws of the Governing State.

     Dated: December 9, 2005.

                                    ENCLAVES OF GRAND OAKS LLC

                                    By: Enclaves Group, Inc.
                                        Its Managing Member

                                    By: /s/ Daniel G. Hayes
                                        ----------------------------
                                        Daniel G. Hayes
                                        Its President and CEO

                                      -9-